Exhibit 10.26AY

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTY-NINTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fifty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment are in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided Benchmark Series Kiosk Units more particularly described in and pursuant to the terms and conditions of the Agreement; and

WHEREAS, as a result of discussions between the parties, the parties agree to amend terms of the Agreement with respect to the Precision eCare® Payment Kiosks such that CSG will provide for an upgrade to the Warranty to be available for certain of the Benchmark Series Kiosk Units, and will make such upgrade to the Warranty available for Customer’s purchase and consumption.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below):

1.
Customer desires to purchase and consume and CSG agrees to provide an upgrade to the Warranty available to the Benchmark Series Kiosk Units, pursuant to the terms and conditions stated herein and in the Agreement (the “Warranty Upgrade”). As a result, and upon execution by the parties of this Amendment, the Agreement is amended as follows:

Schedule C, “Recurring Services,” Exhibit C-4(a), “CSG Precision eCare® Services,” subsection entitled, “Model E,”, “Exhibit Attachment D,” “Precision eCare Payment Kiosks,” is hereby amended by inserting the following new “Exhibit 2 to Exhibit Attachment D for [********* ****** ******* ******],” to the Agreement, attached hereto as Attachment 1.

2.
Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, of the Agreement, “Fee Schedule,” “Section 1. CSG SERVICES,” Subsection III, “Payment Procurement,” subsection D., Precision eCare Payment Kiosks,” shall be deleted in its entirety and replaced as follows:

D. [********* ****** ******* ******] (Note 6)

Exhibit 10.26AY

Description of Item/Unit of Measure	Frequency	Fee
1. Kiosk Unit Purchase and Deployment Fees ([*** ***** ****; ******** ************, *************, ********] (Note 1)	[********]	[*****]
2. Kiosk Software Support Services Fees ([*** ***** ****]) (Note 2) (Note 7)
a. [**** * – up to and including *** ******* (***]) units in service	[*******]	$[******]
b. [**** ** – *** ******* *** (***) units up to and including **** ******* *********** (***]) units in service	[*******]	$[******]
c. [**** *** – **** ******* (***) units up to and including ***** ******* ********** (***]) units in service	[*******]	$[******]
d. [**** ** – ***** ******* ***** (***) units up to and including **** ******* *********** (***]) units in service	[*******]	$[******]
e. [**** * – *** ******** (*****]) or more units in service	[*******]	$[******]
3. Customer-specific Graphic Design Fees (for front and side graphics; [*** ***** ****]) (Note 3)	[********]	$[******]
4. Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit (Note 4)	[*** *******]	The price on the then-current [********* ***** ****]
5. EMV Upgrade Fees (Note 5)
a. Additional Kiosk Units delivered to Customer that have been designed for EMV retrofit prior to delivery to Customer	[*** ***** ****]	[*** ** ******] $[********]
b. Existing Kiosk Units and Additional Kiosk Units delivered to Customer that have not been designed for EMV retrofit prior to delivery to Customer	[*** ***** ****]	[*** ** ******] $[********]
6. [********* ******* ***** ***** ******** *******] (Note 8)	[*** ***** ****; ********]	$[********]

Note 1: The quoted price applies to the [******** **********] (as defined below) and the [***** ********] (as defined in Attachment D to Exhibit C-4(a)) and includes the [******** for the ******** ******] (as defined in Section 1 of “Additional Warranty Terms,” of Exhibit 1 to Exhibit Attachment D, “Warranty,” of Exhibit Attachment D to Exhibit C-4(a) of the Agreement) commencing upon the date of delivery of the Kiosk Unit(s) to Customer's designated location(s). Desired upgrades to Hardware Components of the Kiosk Unit (other than the EMV Upgrade as defined in Note 5 below) are available to Customers at the price applicable pursuant to Note 4 below (Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit) or, if the requested upgrade or part or component requested by Customer(s) is not set forth therein, on a “[*** *****]” basis which shall be incorporated into a Statement of Work for implementation, support or other technical services associated with the Hardware Components and/or associated accessory or additional equipment. The quoted price for a Kiosk Unit also includes all [****** and related expenses associated with the ************ and *************] of the Kiosk Unit and with performance of the [******** ********]. CSG and the applicable Customer shall execute a mutually agreed upon Statement of Work for such Kiosk Unit purchase(s) to reflect the agreed upon purchase price, the then-applicable Thinman Specifications or Benchmark Series Specification, as applicable (as defined in each such applicable Statement of Work) and Kiosk Software Specifications (as defined in Attachment D of Exhibit C-4(a)) as well as delivery, implementation and acceptance testing specifics. As used herein, the term “[******** **********” means, collectively, the ******** ***** ******** ********** (as defined in in Attachment D of Exhibit C-4(a)) and the ********** ***** ******** **********] (as defined in Attachment D of Exhibit C-4(a)).

Note 2: Kiosk Software Support Services Fees include Kiosk Software maintenance and support in accordance with Schedule H of the Agreement and future Updates and CSG defined enhancements specific to CSG’s Kiosk Software (collectively, “[***** ******** ******* ********]”). For avoidance of doubt, Customer may, at its option, purchase Kiosk Software Support Services after the expiration of the Warranty for some or all of the Benchmark Series Kiosk Units and/or any such Additional Kiosk Units and/or the Existing Kiosk Unit on which the Kiosk Software is loaded. The Kiosk Software Support Fees for each Kiosk Unit will be invoiced [******* following ********'* **********] (as defined in the applicable Statements of Work between CSG and Customer for the period commencing as of the [**** of ******** of each **** ***** ****] to Customer's designated location pursuant to the Agreement; provided however, if implementation of a Kiosk Unit is delayed due to CSG or Hardware TPV-caused issues, then the commencement date of the initial Kiosk Software Support Services term shall instead be the date of [********** of such ***** ****]. If following the Warranty Period, a Customer terminates use of a Kiosk Unit in accordance with the Agreement and such termination date is effective during a ******* billing

Exhibit 10.26AY

period, CSG will bill Customer the Software Support Services Fees for the [******* of the *****] that the Software Support is provided, pro-rating the billing period for the actual termination date.

Note 3: Any additional Customer-requested design graphics services will be performed pursuant to a separate Statement of Work which may include additional fees for such services.

Note 4: Customer and CSG acknowledge and agree that, following the delivery date of a Kiosk Unit to Customer's designated location, any changes that occur in the EMV Standard (defined below), the Legal Requirements (as defined in Exhibit C-4(a) Attachment D) and/or the Currency Update Requirements (as defined in Exhibit C-4(a) Attachment D) that impact the Hardware Components of such Kiosk Unit will, upon completion of the Customer requested hardware upgrade or replacement, be subject to the additional fees for any additional or replacement Hardware Components that are set forth in the then current [*********] Price List; provided however, that any necessary or appropriate firmware and drivers associated with such additional or replacement hardware shall be provided to such Customer [** ** ********** ******].

Note 5: “[*** *******]” means the provision, installation and configuration of all Hardware Component modifications, additions or replacements, any necessary or appropriate firmware and drivers associated with such Hardware Component modifications, additions or replacements, and all Kiosk Software enhancements, necessary in order for the Kiosk Unit to comply with the current version of the technical specifications for the inter-operation of integrated circuit cards (“[**** *****]”) and Chip Card capable point of sale terminals for authenticating credit and debit card transactions as defined by [****** ***] and any related specifications or requirements of any payment card network such as VISA, MasterCard, Discover and AMEX applicable to terminals (collectively, the “[*** ********”). The *** ******* *** includes all ****** and ******* expenses associated with the ************ and *************] of such modified, additional or replacement Hardware Components and Kiosk Software enhancements. For purposes of clarification, each Additional Kiosk Unit delivered to Customer(s) shall be capable of being upgraded to meet the EMV Standard. Once an EMV Standard compliant Kiosk Unit is offered by CSG, (a) the Hardware Components for each Kiosk Unit shall automatically be amended to set forth the additional or replacement hardware for such EMV Standard compliant Kiosk Unit for any Existing and Additional Kiosk Units and (b) from that point forward, CSG may only ship EMV Standard compliant Kiosk Units to Customer.

Note 6: Only the [***** ******** ******* ******** **** listed in the table above are subject to ******** pursuant to ******* ***] of the Agreement.

Note 7: The [******] rates are designed to be cumulative meaning that if Customer has elected Kiosk Software Support Services for [**** ******* ***** (***) Kiosk Units during the respective ******* billing period, Customer shall pay the then-current **** *** per unit rate for all **** ******* ***** (***]) Kiosk Units. The [*******] maintenance rate to be invoiced for the existing Kiosk Units shall be the then-current [**** *** rate based on *** ******] of Kiosk Units in service on the last day of the respective [*******] billing period.

Note 8: “[********* ****** ***** ***** ******** *******]” shall mean Customer’s ability to elect to purchase and consume (i) the Warranty for an additional [*** (*) ****] period and (ii) Warranty Cleaning Services for:

•
Benchmark Series Kiosk Units purchased by Customer under that certain Statement of Work (CSG document no. 4132764), executed by the parties and effective as of [*** **], 2020, (“Benchmark Series Kiosk Unit SOW”), pursuant to that certain Change Order (CSG document no. [*****]) to the Benchmark Series Kiosk Unit specifying (i) the Benchmark Series Kiosk Units for which Customer has requested, and (ii) for which CSG will provide the Warranty Upgrade (“Benchmark Series Kiosk Unit SOW Change Order”); and
•
Benchmark Series Kiosk Units purchased by Customer, pursuant to the Agreement, from and after the Amendment Effective Date of that certain Fifty-ninth Amendment to the Agreement (“Subsequent Benchmark Series Kiosk Units”) and as agreed by the parties in any subsequent Statement(s) of Work for implementation of each/any Benchmark Series Kiosk Unit(s) for which Customer elects the Warranty Upgrade that will be invoiced by CSG to Customer and Customer shall pay CSG the specified fees in line item 6 of the fee table above.

For purposes of clarification, Customer’s ability to purchase and utilize the Warranty Upgrade is limited to only Benchmark Series Kiosk Units purchased in the Benchmark Series Kiosk Unit SOW and Subsequent Benchmark Series Kiosk Units (each as defined above in this Note 8) purchased by Customer. Additionally, Customer’s ability to purchase and utilize the Warranty Upgrade for Benchmark Series Kiosk Units under the Benchmark Series Kiosk Series SOW must be identified by Customer, agreed by CSG and documented in that one (1) certain Benchmark Series Kiosk Units SOW Change Order. For purposes of clarification, Customer shall specify whether purchase of any Subsequent Benchmark Series Kiosk(s) shall be for the Warranty Period (i.e., the [******] Warranty Period under the Agreement) or if such purchase shall be for the Warranty Period and the Warranty Upgrade.in the Statement(s) of Work for implementation of each/any purchased Subsequent Benchmark Series Kiosk Units. For clarification, regardless of the purchase date of the Kiosk Unit under the Benchmark Series Kiosk Unit SOW or the Warranty Upgrade under the Benchmark Series Kiosk Unit Change Order, the Warranty Period commences upon installation of the Kiosk Unit, and the Warranty Upgrade commences immediately upon expiration of the Warranty Period.

Exhibit 10.26AY

For purposes of clarification, any terms to the contrary notwithstanding, the parties acknowledge and agree CSG shall invoice and Customer shall pay Kiosk Software Support Services Fees [*******], as provided in and pursuant to the terms of Schedule F, “Fees,” “Section 1. CSG SERVICES,” Subsection III, “Payment Procurement,” subsection D., Precision eCare Payment Kiosks, line item 2 of the fee table and Note 2.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the “Amendment Effective Date”).

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Pattie Eliason	By:	/s/ Gregory L. Cannon
Name:	Pattie Eliason	Name:	Gregory L. Cannon
Title:	SVP, Spectrum Stores and Retail Sales	Title:	Chief Legal Officer
Date:	Nov 16, 2021	Date:	Nov 16, 2021

ATTACHMENT 1

Exhibit 2

to

Exhibit Attachment D for Precision eCare® Payment Kiosks

UPGRADE WARRANTY

Benchmark Series Kiosk Units Warranty Upgrade: CSG will provide and Customer will have the right (but not the obligation) to purchase and consume the Benchmark Series Kiosk Units Warranty Upgrade as such Benchmark Series Kiosk Units Warranty Upgrade is described in that certain Fifty-ninth Amendment to the Agreement executed by the parties (CSG document no. 36958).

1. Additional Warranty:

The Upgrade Warranty shall include (i) an additional [*** (*) ****] period of the Warranty that shall commence immediately upon expiration of the Warranty Period (as defined in Section 1, “Term,” of the “Additional Warranty Terms” of “Exhibit 1 to Exhibit Attachment D for Precision eCare® Payment Kiosks”) and shall continue thereafter for the referenced [*** (*) ****] period (the “Additional Warranty Period”).

2. Warranty Cleaning Services:

Commencing upon the Amendment Effective Date of the Fifty-ninth Amendment to the Agreement, during the Warranty Period and the Additional Warranty Period described in Section 1 above, CSG (by and with its Hardware TPV) shall provide [******] cleaning services (the “Warranty Cleaning Services”) with respect to each of the Existing Benchmark Series Kiosk Units purchased by Customer pursuant to the Benchmark Series Kiosk Unit SOW (as amended) and deployed at a Customer location and to each of the Subsequent Benchmark Series Kiosk Unit for which Customer has elected to purchase the Warranty Upgrade. To initiate the Warranty Cleaning Services, a technician will be scheduled by CSG (through its Hardware TPV) to arrive at the Customer location with all necessary materials and tools and such technician shall perform the Warranty Cleaning Services, and ensure upon completion, that the Existing Benchmark Series Kiosk Units and the Subsequent Benchmark Series Kiosk Units are performing in accordance with the Benchmark Series Specifications. For purposes of clarification, the Warranty Cleaning Services will not include Warranty Services identified by the technician. Any such issues identified by the technician will be reported by the technician to Customer and Customer shall initiate notification to CSG pursuant to the Trouble Report and Process of the Hardware Warranty and Onsite Hardware Warranty Services.